                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION

     Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[X] Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ] Definitive Information Statement

                            US GLOBAL AEROSPACE, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee  (Check the appropriate box)

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)Title of each class of securities to which transaction applies:
-------------------------------------------------------------------------------
2)Aggregate number of securities to which transaction applies:
-------------------------------------------------------------------------------
3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
-------------------------------------------------------------------------------
4)Proposed maximum aggregate value of transaction:
-------------------------------------------------------------------------------
5)Total fee paid:
-------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)Amount Previously Paid:
-------------------------------------------------------------------------------
2)Form, Schedule or Registration Statement No.:
-------------------------------------------------------------------------------
3)Filing Party:
-------------------------------------------------------------------------------
4)Date Filed:
-------------------------------------------------------------------------------

                              INFORMATION STATEMENT
                                       OF
                            US GLOBAL AEROSPACE, INC.
                      2533 NORTH CARSON STREET, SUITE 5107
                            CARSON CITY, NEVADA 89706

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     This Information Statement is first being furnished on or about June _____, 2003 to the holders of record as of the close of business on May 29, 2003 of the common stock of US Global Aerospace, Inc. ("US Global").

     US Global's Board of Directors has approved, and a total of one stockholder owning 46,500,000 shares of the 78,843,787 shares of common stock outstanding as of May 29, 2003 has consented in writing to, the actions described below. Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding common stock and are sufficient under the Delaware General Corporation Law and US Global's By-Laws to approve the actions. Accordingly, the actions will not be submitted to the other stockholders of US Global for a vote. This Information Statement is being furnished to stockholders to provide them with certain information concerning the actions in accordance with the requirements of the Securities Exchange Act of 1934 and the regulations promulgated thereunder, including Regulation 14C.

     The date of the Information Statement is June ______, 2003.

GENERAL

     US Global will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. US Global will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of US Global's common stock.

     US Global will only deliver one information statement to multiple security holders sharing an address unless we have received contrary instructions from one or more of the security holders. US Global will promptly deliver a separate copy of this information statement to a security holder at a shared address to which a single copy of the document was delivered upon oral or written request to:

                  US Global Aerospace, Inc.
                  Attn: Corporate Secretary
                  2533 North Carson Street, Suite 5107
                  Carson City, Nevada 89706
                  Telephone No.:  775-841-3246

         Security holders may also address future requests for separate delivery of information statements and/or annual reports by contacting US Global at the address listed above.

INFORMATION ON CONSENTING STOCKHOLDER

     Pursuant to US Global's Bylaws and the Delaware General Corporation Law, a vote by the holders of at least a majority of US Global's outstanding capital stock is required to effect the actions described herein. Each share of common stock is entitled to one vote. US Global's Certificate of Incorporation does not authorize cumulative voting. As of the record date, US Global had 78,843,787 voting shares of common stock issued and outstanding of which 39,421,894 shares are required to pass any stockholder resolutions. The consenting stockholder, who is a single stockholder of US Global, is the record and beneficial owner of 46,500,000 shares, representing 58.98% of the issued and outstanding shares of common stock. Pursuant to Section 228(a) of the Delaware General Corporation Law, the consenting stockholder voted in favor of the actions described herein in a written consent dated May 29, 2003. The consenting stockholder's name, affiliation with US Global and beneficial holdings are as follows:


---------------------------- ------------------------------ ---------------------------- --------------------
           Name                       Affiliation            Shares Beneficially Held        Percentage
---------------------------- ------------------------------ ---------------------------- --------------------
John Robinson(1)             Controlling stockholder                46,500,000                 58.98%
---------------------------- ------------------------------ ---------------------------- --------------------



(1) Mr. Robinson is the Chairman of the Board of Directors of US Global and it's Chief Executive Officer. No consideration was paid for the consent.

         On May 17, 2002, US Global (formerly Caring Products International, Inc.) completed a share exchange with USDR Global Aerospace, Ltd., a Delaware corporation ("USDRGA"), and the USDRGA stockholders. At the closing, US Global issued an aggregate of 20,000,000 unregistered, restricted shares of its common stock to the USDRGA stockholders in exchange for all of the issued and outstanding shares of capital stock of USDRGA, consisting of an aggregate of 5,000,000 unregistered, restricted shares of common stock. John Robinson and Gerald Wiener, the sole stockholders of USDRGA, exchanged their shares of USDRGA common stock for 12,000,000 and 8,000,000 shares of US Global's common stock, respectively. As a result, immediately after the share exchange, John Robinson and Gerald Wiener owned approximately 48% and 32% of US Global's issued and outstanding shares of common stock, respectively. At the closing, USDRGA became a wholly owned subsidiary of US Global. Effective on the closing date, Raymond Bills and Ian Rice, the officers and directors of Caring Products International, Inc., resigned as officers and directors. Thereafter, John Robinson was appointed as a director and as Chief Executive Officer, Gerald Wiener was appointed as a director and as President, Gaddy Wells was appointed a director and Secretary and Julie Seaman was appointed a director and Treasurer. Effective June 14, 2002, Mr. Wells resigned his positions as an officer and director of Caring Products International, Inc., as well as his positions as an officer and director of USDRGA, as a result of issues regarding potential conflicts of interest. Effective June 17, 2002, Ms. Seaman was appointed as Secretary, in addition to being Treasurer and a director. Effective July 29, 2002, Mr. Wiener resigned as a director and as President and disposed of 6,000,000 shares of his common stock. As of the date of this Information Statement, the officers and directors of US Global are as follows: John Robinson: Chief Executive Officer and Chairman of the Board; Julie Seaman: Treasurer, Secretary and director.

     On September 26, 2002 Caring Products International, Inc. changed its name to US Global Aerospace, Inc.

     US Global authorized a 3-for-1 split of its common stock on February 13, 2003 for stockholders of record as of February 24, 2003. The 3-for-1 stock split became effective on March 5, 2003.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON.

     Mr. Robinson is an officer and director of US Global and as such is entitled to receive awards from the US Global Aerospace, Inc. Amended and Restated 2002 Stock Plan.

PROPOSALS BY SECURITY HOLDERS

     None

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of May 29, 2003 as to each person who is known to US Global to be the beneficial owner of more than 5% of US Global's outstanding common stock and as to the security and percentage ownership of each executive officer and director of US Global and all officers and directors of US Global as a group. Except where specifically noted, each person listed in the table has sole voting and investment power with respect to the shares listed.


------------------- ------------------------------------ -------------------------- -------------------------
                             Name and Address               Security Ownership             Percentage
     Title of                       Of                       Amount and Nature                 Of
      Class                  Beneficial Owners            Of Beneficial Ownership            Class
------------------- ------------------------------------ -------------------------- -------------------------
      Common        John Robinson
                    2533 North Carson Street, #5107             46,500,000                   58.98%
                    Carson City, NV 89706
------------------- ------------------------------------ -------------------------- -------------------------
      Common        Julie Seaman
                    2533 North Carson Street #5107               1,555,095                   1.97%
                    Carson City, NV 89706
------------------- ------------------------------------ -------------------------- -------------------------
      Common        Carolyn Robinson
                    4455 Camp Bowie Boulevard                    6,000,000                   7.61%
                    Suite 114
                    Ft. Worth, TX 76107
------------------- ------------------------------------ -------------------------- -------------------------
      Common        Gerald H. Wiener
                    11111 Santa Monica Blvd.                     6,000,000                   7.61%
                    Suite 850
                    Los Angeles, CA 90025
------------------- ------------------------------------ -------------------------- -------------------------
                    Officers and Directors as a group
                    (2 persons)                                 48,055,095                   60.95%
------------------- ------------------------------------ -------------------------- -------------------------


(1) There are no shares that would be required to be reported pursuant to Rule 13d-3 of the Securities Exchange Act of 1934.

NOTICE TO STOCKHOLDERS OF ACTIONS APPROVED BY CONSENTING STOCKHOLDER

     The following actions were taken based upon the unanimous recommendation by US Global's Board of Directors and the written consent of the consenting stockholder.
                                        3

                                    ACTION 1
                      AMENDMENT TO THE AMENDED AND RESTATED
                         CERTIFICATE OF INCORPORATION TO
                CHANGE THE NAME AND THE REGISTERED OFFICE ADDRESS

            The Board and the consenting stockholder unanimously adopted and approved an amendment to US Global's Amended and Restated Certificate of Incorporation

     o    to change US Global's name to US Global Nanospace, Inc.; and

     o to change US Global's registered office address in the State of Delaware to 15 East North Street, Dover, Delaware;

     The amendment will be referred to in this Information Statement as the "Amendment." The text of the Amendment is attached to this Information Statement as Exhibit A. The Amendment will become effective once it is filed with the Secretary of State of Delaware. Under federal securities laws, US Global cannot file the Amendment until at least 20 days after mailing this Information Statement to our stockholders.

     Upon filing the Amendment, US Global's name will change to US Global Nanospace, Inc., and the address of its registered office in the State of Delaware will become 15 East North Street, Dover, Delaware.



                                    ACTION 2
             ADOPTION AND APPROVAL OF THE US GLOBAL AEROSPACE, INC.
                      AMENDED AND RESTATED 2002 STOCK PLAN

     On April 10, 2003 the Board of Directors adopted, and on May 29, 2003 the majority stockholder approved, the US Global Aerospace, Inc. Amended and Restated 2002 Stock Plan (the "Amended Plan"). A copy of the Amended Plan is attached as Exhibit B to this Information Statement. The Amended Plan authorizes awards of options (both incentive stock options and non-qualified stock options), awards of stock ("Stock Award") and the granting of bonus stock ("Stock Bonus"). Persons eligible to receive awards under the Amended Plan include US Global's employees, officers and directors and its consultants, independent contractors and advisors. As of the date of this Information Statement, US Global has 24 employees, two officers and two directors who would be eligible to receive awards under the Amended Plan. The number of persons covered by the Amended Plan may increase if we add additional employees (including officers) and directors. As of May 29, 2003, awards for a total of 6,166,316 shares of common stock were granted.

     US Global's Board of Directors administers the Amended Plan. The Board has the authority to determine, at its discretion, the number and type of awards that will be granted, the recipients of the awards, any exercise or purchase price required to be paid, when options may be exercised and the term of option grants. Awards under the Amended Plan are not defined as to any group. The term of the Amended Plan is 10 years from the date the Amended Plan was adopted by the Board of Directors. A total of 15,000,000 shares of common stock was reserved for awards under the Amended Plan. As of May 29, 2003 the approximate total fair market value of the common stock remaining to be awarded from the Amended Plan, totaling 8,833,684 shares, was approximately $795,032.

     Options may be designated as "incentive" options or "non-qualified" options. Incentive options must have an exercise price equivalent to the fair market value of the common stock on the date of grant, except in the case of individuals owning 10% or more of the common stock, in which case the exercise price must be 110% of the fair market value of the common stock on the date of grant. The exercise price for non-qualified stock options may not be less than 85% of the fair market value of the common stock on the date of grant.

     A Stock Award is an offer by US Global to sell to an eligible person shares of common stock that may or may not be subject to restrictions. Stock Awards may not be granted at less than 85% of the fair market value of the common stock on the date of the award. If the recipient of a Stock Award owns 10% or more of US Global's common stock, the award may not be granted at less than 100% of the fair market value of the common stock on the date of the award. Stock Awards may be subject to vesting conditions, as determined by the Board of Directors.

     A Stock Bonus is an award of shares for extraordinary services rendered to US Global. A Stock Bonus may be awarded upon satisfaction of performance goals.

     A recipient will recognize no income upon grant of an incentive option and incur no tax on its exercise (unless the recipient is subject to the alternative minimum tax). If the recipient holds the stock acquired upon exercise of an incentive option (the "ISO Shares") for more than one year after the date the option was exercised and for more than two years after the date the option was granted, the recipient generally will realize capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares.

     If the recipient disposes of ISO Shares prior to the expiration of either required holding period described above, the gain realized upon such disposition, up to the difference between the fair market value of the ISO Shares on the date of exercise (or, if less, the amount realized on a sale of such shares) and the option exercise price, will be treated as ordinary income. Any additional gain will be long-term capital gain, depending upon the amount of time the ISO Shares were held by the recipient.

     A recipient will not recognize any taxable income at the time a non-qualified option is granted. However, upon exercise of a non-qualified option, the recipient will include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the recipient's exercise price. The included amount will be treated as ordinary income by the recipient and may be subject to withholding. Upon resale of the shares by the recipient, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss. There is no tax consequence to US Global as a result of either the grant or the vesting of non-qualified stock options. There is also no tax consequence to US Global as a result of either the grant or the vesting of incentive stock options. However, if an employee fails to meet the rules governing incentive stock options (for example, by selling the stock sooner than the rules allow), US Global would be allowed a tax deduction to the extent that the employee had ordinary taxable income from the disqualified incentive stock option. US Global is required to withhold FICA, Medicare and federal income taxes from both employees and former employees upon disqualified dispositions of incentive stock options. US Global is also subject to FICA, Medicare and FUTA on the amounts that are deemed to be wages.

         Incentive options may not have a term exceeding 10 years. In the case of an incentive option that is granted to an individual owning 10% or more of the common stock, the term may not exceed 5 years.

         We received stockholder approval of the Amended Plan on May 29, 2003.

BENEFITS ALLOCATED TO EXECUTIVE OFFICERS

         As of May 29, 2003, the following awards have been made to persons who comprise the executive group, the non-executive director group and the non-executive officer employee group. The dollar value of the awards reflects 85% of the fair market value of the stock on the date of grant, which was April 10, 2003.


--------------------------------------------- -------------------------- -------------------------
             Name and Position                    Dollar Value ($)           Number of Units
--------------------------------------------- -------------------------- -------------------------
John Robinson, CEO and Director                                       0                         0
--------------------------------------------- -------------------------- -------------------------
Julie Seaman, Treasurer, Secretary and                          $12,333                   145,095
Director
--------------------------------------------- -------------------------- -------------------------
Executive Group                                                      $0                         0
--------------------------------------------- -------------------------- -------------------------
Non-Executive Director Group                                    $12,333                   145,095
--------------------------------------------- -------------------------- -------------------------
Non-Executive Officer Employee Group                           $225,214                 2,649,589
--------------------------------------------- -------------------------- -------------------------

         Other awards may be made to the Chief Executive Officer, directors, and other members of the executive group in the future. Other than the awards set forth in the table above, no awards have been specifically designated to members of the executive group as of the date of this Information Statement.

         Set forth in the table below is information regarding awards made through compensation plans or arrangements through March 31, 2003, the most recently completed fiscal year.



----------------------------- -------------------------- ------------------------- --------------------------
                                                                                   Number of securities
                                                                                   remaining available for
                              Number of securities to    Weighted average          future issuance under
                              be issued upon exercise    exercise price of         equity compensation
                              of outstanding options,    outstanding options,      plans (excluding
Plan Category                 warrants and rights        warrants and rights       securities reflected in
                                                                                   column 2)
----------------------------- -------------------------- ------------------------- --------------------------
Equity Compensation Plans
Approved by Security Holders
                                      17,250(1)                  $0.0167                 12,211,702(2)
----------------------------- -------------------------- ------------------------- --------------------------
Equity Compensation Plans
Not Approved by Security
Holders                                  N/A                       N/A                        N/A
----------------------------- -------------------------- ------------------------- --------------------------

(1) As of March 31, 2003, options to purchase 17,250 shares of US Global common stock were outstanding. The options had been issued pursuant to individual compensation arrangements prior to May 17, 2002, the date of the share exchange between USDRGA and US Global. As of March 31, 2003, the average weighted exercise price of the options was $0.0167.

(2) The US Global Aerospace, Inc. (formerly Caring Products International, Inc.) 2002 Consultant Stock Plan permitted the Company to issue options or to make awards of common stock solely to consultants. The 2002 Consultant Stock Plan was amended and restated by the Board effective April 10, 2003 to include employees and was renamed "US

     Global Aerospace, Inc. Amended and Restated 2002 Stock Plan". As of March 31, 2003 no options were granted under the US Global Aerospace, Inc. Amended and Restated 2002 Stock Plan, however the Company had awarded 2,788,298 shares of common stock to consultants in exchange for services rendered to the Company. Therefore, as of March 31, 2003 there was available for future issuance under the US Global Aerospace, Inc. Amended and Restated 2002 Stock Plan 12,211,702 shares of common stock. In the future, awards of options may be granted.

EXECUTIVE COMPENSATION

         The following tables and discussion set forth information with respect to all incentive stock option plan and non-plan compensation awarded to, earned by or paid to the President and Chief Executive Officer for all services rendered in all capacities to the Company and its subsidiaries for each of the Company's last three completed fiscal years. No disclosure has been made for any executive officer, other than the Chief Executive Officer, because, during the last three completed fiscal years, no other executive officer received compensation exceeding $100,000.

                           SUMMARY COMPENSATION TABLE




                                                                               LONG TERM COMPENSATION
                                                                    -----------------------------------------------
                                 ANNUAL COMPENSATION                    AWARDS                              PAYOUTS
                              -----------------------------------------------------------------------------------------
                                                    Other           Restricted                            All Other
                                                     Annual         Stock        Securities     LTIP      Compen-sation
Name and Principal            Salary       Bonus    Compensation    Awards       Underlying     Payout    ($)
Position               Year   ($)          ($)      ($)             ($)          Options/SARs   ($)
John Robinson, Chief   2003        0          0           0              0             0           0          0
Executive Officer
Susan A. Schreter      2002        0          0           0              0             0           0          0
President              2001     66,000        0           0              0             0           0          0


STOCK OPTIONS

         There were no stock options granted to executive officers during the fiscal year ended March 31, 2003 and there was no exercise of incentive stock options during the last completed fiscal year by the executive officers.

DIRECTOR COMPENSATION

            There is no standard or individual compensation package for any of the directors.

EMPLOYMENT CONTRACTS

            There are no employment contracts with the executive officers listed in the Summary Compensation Table. There is no employment contract with US Global's current Chief Executive Officer, Mr. John Robinson.

                                    EXHIBIT A
                                  THE AMENDMENT

                                STATE of DELAWARE
                     FIRST AMENDMENT TO AMENDED AND RESTATED
                         CERTIFICATE of INCORPORATION of
                            US GLOBAL AEROSPACE, INC.

o First: The Board of Directors of US Global Aerospace, Inc., a Delaware corporation, acting by written consent in accordance with Section 141(f) of the Delaware General Corporation Law, duly adopted resolutions setting forth the proposed first amendment to the Amended and Restated Certificate of Incorporation (the "Certificate") of said Corporation, declaring said amendment to be in the best interests of the Corporation and its stockholders. The resolutions setting forth the proposed amendment are substantially as follows:

          NOW, THEREFORE, BE IT RESOLVED, that Article First of the Amended and Restated Certificate of Incorporation of the Corporation be amended and restated in its entirety to read as follows:

          FIRST: The name of the Corporation is US Global Nanospace, Inc.

          RESOLVED FURTHER, that Article Second of the Amended and Restated Certificate of Incorporation of the Corporation be amended and restated in its entirety to read as follows:

                    SECOND:   The  address  of  the  registered  office  of  the
                    Corporation in the State of Delaware is located at 15 East North Street, City of Dover, County of Kent, 19901.

     o SECOND: That concurrently therewith, acting by written consent, the holder of at least a majority of the issued and outstanding shares of the Corporation's capital stock consented to the foregoing amendment in accordance with Section 228(a) of the Delaware General Corporation Law.

     o THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

     o FOURTH: That the capital of said Corporation shall not be reduced under or by reason of said amendment.

         IN WITNESS WHEREOF, the undersigned Corporation has caused this First Amendment to Amended and Restated Certificate of Incorporation to be signed by a duly authorized officer as of __________________, 2003.





                       By: _____________________________________________
                                John Robinson, Chief Executive Officer

                                    EXHIBIT B

                            US GLOBAL AEROSPACE, INC.

                      AMENDED AND RESTATED 2002 STOCK PLAN

                            As Adopted April 10, 2003

1. PURPOSE.

The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, and its Parent and Subsidiaries (if any), by offering them an opportunity to participate in the Company's future performance through awards of Options, the right to purchase Common Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 2.

                                2. DEFINITIONS.

         As used in this Plan, the following terms will have the following meanings:

         "AWARD" means any award under this Plan, including any Option, Stock Award or Stock Bonus.

         "AWARD AGREEMENT" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

         "BOARD" means the Board of Directors of the Company.

         "CAUSE" means any cause, as defined by applicable law, for the termination of a Participant's employment with the Company or a Parent or Subsidiary of the Company.

         "CODE" means the Internal Revenue Code of 1986, as amended.

         "COMPANY" means US Global Aerospace, Inc. (formerly, Caring Products International, Inc.) or any successor corporation.

         "COMMITTEE" means that committee appointed by the Board of Directors to administer and interpret the Plan as more particularly described in Section 5 of the Plan; provided, however, that the term Committee will refer to the Board of Directors during such times as no Committee is appointed by the Board of Directors.

         "DISABILITY" means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "EXERCISE PRICE" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

         "FAIR MARKET VALUE" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

                  (a) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

                  (b) if such Common Stock is quoted on the NASDAQ National Market or the NASDAQ SmallCap Market, its closing price on the NASDAQ National Market or the NASDAQ SmallCap Market, respectively, on the date of determination as reported in The Wall Street Journal;

                  (c) if such Common Stock is publicly traded but is not listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal; or

         (d) if none of the foregoing is applicable, by the Committee in good faith.


         "INSIDER" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to Section 16 of the Exchange Act.

         "OPTION" means an award of an option to purchase Shares pursuant to
Section 6.

         "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         "PARTICIPANT" means a person who receives an Award under this Plan.

         "PERFORMANCE FACTORS" means the factors selected by the Committee, in its sole and absolute discretion, from among the following measures to determine whether the performance goals applicable to Awards have been satisfied:

          (a)  Net revenue and/or net revenue growth;

          (b) Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;

          (c)  Operating income and/or operating income growth;

          (d)  Net income and/or net income growth;

          (e)  Earnings per share and/or earnings per share growth;

          (f)  Total stockholder return and/or total stockholder return growth;

          (g)  Return on equity;
                                       11

          (h)  Operating cash flow return on income;

          (i)  Adjusted operating cash flow return on income;

          (j)  Economic value added; and

          (k)  Individual business objectives.

         "PERFORMANCE PERIOD" means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for Stock Awards or Stock Bonuses, if such Awards are restricted.

         "PLAN" means this US Global Aerospace, Inc. Amended and Restated 2002 Stock Plan, as amended from time to time, which replaces, amends and restates in its entirety the Caring Products International, Inc. 2002 Consultant Stock Plan.


         "PURCHASE PRICE" means the price at which the Participant of a Stock Award may purchase the Shares.

         "SEC" means the Securities and Exchange Commission.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "SHARES" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 3 and 19, and any successor security.

         "STOCK AWARD" means an award of Shares pursuant to Section 7.

         "STOCK BONUS" means an award of Shares, or cash in lieu of Shares, pursuant to Section 8.

         "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         "TERMINATION" or "TERMINATED" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor or advisor to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of
(i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Company, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to a formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

3. SHARES SUBJECT TO THE PLAN.

         3.1 Number of Shares Available. Subject to Sections 3.2 and 19, the total aggregate number of Shares reserved and available for grant and issuance pursuant to this Plan, after giving effect to the Company's 3:1 stock split effected as of March 5, 2003, shall be 15,000,000 Shares (minus the number of Shares previously issued hereunder since the date this Plan was first adopted and any dividend shares issued in relation thereto as a result of such 3:1 stock split) and will include Shares that are subject to: (a) issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) an Award granted hereunder but forfeited or repurchased by the Company at the original issue price; and (c) an Award that otherwise terminates without Shares being issued. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

         3.2 Adjustment of Shares. In the event that the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

4.       ELIGIBILITY.

         ISOs (as defined in Section 6 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent or Subsidiary of the Company, provided such consultants, independent contractors and advisors render bona-fide services not in connection with the offer and sale of securities in a capital-raising transaction or promotion of the Company's securities. A person may be granted more than one Award under this Plan.

5.       ADMINISTRATION.

         5.1      Committee.

         (a) The Plan shall be administered and interpreted by a committee consisting of two (2) or more members of the Board.

         (b) Members of the Committee may resign at any time by delivering written notice to the Board. Vacancies in the Committee shall be filled by the Board. The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

         (c) If the Board, in its discretion, does not appoint a Committee, the Board itself will administer and interpret the Plan and take such other actions as the Committee is authorized to take hereunder; provided that the Board may take such actions hereunder in the same manner as the Board may take other actions under the Certificate of Incorporation and bylaws of the Company generally.

         5.2 Committee Authority. Without limitation, the Committee will have the authority to:

         (a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;


         (b) prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

         (c) select persons to receive Awards;

         (d) determine the form and terms of Awards;

         (e) determine the number of Shares or other consideration subject to Awards;

         (f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

         (g) grant waivers of Plan or Award conditions;

         (h) determine the vesting, exercisability and payment of Awards;

         (i) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

         (j) determine whether an Award has been earned; and

         (k) make all other determinations necessary or advisable for the administration of this Plan.

         5.3 Committee Discretion. Any determination made by the Committee with respect to any Award will be made at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company. No member of the Committee shall be personally liable for any action taken or decision made in good faith relating to this Plan, and all members of the Committee shall be fully protected and indemnified to the fullest extent permitted under applicable law by the Company in respect to any such action, determination, or interpretation.

6. OPTIONS.

         The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code ("ISO") or Nonqualified Stock Options ("NQSOs"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

         6.1 Form of Option Grant. Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO (hereinafter referred to as the "Stock Option Agreement"), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

         6.2 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

         6.3 Exercise Period. Options may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("Ten Percent Stockholder") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines, provided, however, that in all events a Participant will be entitled to exercise an Option at the rate of at least 20% per year over five years from the date of grant, subject to reasonable conditions such as continued employment; and further provided that an Option granted to a Participant who is an officer or director may become fully exercisable, subject to reasonable conditions such as continued employment, at any time or during any period established by the Company.

         6.4 Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted and may be not less than 85% of the Fair Market Value of the Shares on the date of grant; provided that: (a) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (b) the Exercise Price of any Option granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 9 of this Plan.

         6.5 Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Committee, (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding the Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

         6.6 Termination. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

         (a) If the Participant's service is Terminated for any reason except death or Disability, then the Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO).

         (b) If the Participant's service is Terminated because of the Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause or because of Participant's Disability), then the Participant's Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant (or the Participant's legal representative) no later than twelve (12) months after the Termination Date (or such longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond (i) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or Disability, or (ii) twelve (12) months after the Termination Date when the Termination is for Participant's death or Disability, deemed to be an NQSO).

         (c) Notwithstanding the provisions in paragraph 6.6(a) above, if the Participant's service is Terminated for Cause, neither the Participant, the Participant's estate nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any Shares whatsoever, after Termination, whether or not after Termination the Participant may receive payment from the Company or a Subsidiary for vacation pay, for services rendered prior to Termination, for services rendered for the day on which Termination occurs, for salary in lieu of notice, or for any other benefits. For the purpose of this paragraph, Termination shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that his service is Terminated.

         6.7 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent the Participant from exercising the Option for the full number of Shares for which it is then exercisable.

         6.8 Limitations on ISO. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISO are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISO are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISO and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISO, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

         6.9 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefore, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 6.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

         6.10 No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISO will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under
Section 422 of the Code.

7. STOCK AWARD.

A Stock Award is an offer by the Company to sell to an eligible person Shares that may or may not be subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "Purchase Price"), the restrictions to which the Shares will be subject, if any, and all other terms and conditions of the Stock Award, subject to the following:

         7.1 Form of Stock Award. All purchases under a Stock Award made pursuant to this Plan will be evidenced by an Award Agreement (the "Stock Purchase Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of a Stock Award will be accepted by the Participant's execution and delivery of the Stock Purchase Agreement and payment for the Shares to the Company in accordance with the Stock Purchase Agreement.

         7.2 Purchase Price. The Purchase Price of Shares sold pursuant to a Stock Award will be determined by the Committee on the date the Stock Award is granted and may not be less than 85% of the Fair Market Value of the Shares on the grant date, except in the case of a sale to a Ten Percent Stockholder, in which case the Purchase Price will be 100% of the Fair Market Value. Payment of the Purchase Price must be made in accordance with Section 9 of this Plan.

         7.3 Terms of Stock Awards. Stock Awards may be subject to such restrictions as the Committee may impose. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant's individual Stock Purchase Agreement. Stock Awards may vary from Participant to Participant and between groups of Participants. Prior to the grant of a Stock Award subject to restrictions, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the transfer of any Stock Award, the Committee shall determine the extent to which such Stock Award
has  been  earned.   Performance   Periods  may  overlap  and  Participants  may
participate simultaneously with respect to Stock Awards that are subject to different Performance Periods and have different performance goals and other criteria.

         7.4 Termination During Performance Period. If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Stock Award only to the extent earned as of the date of Termination in accordance with the Stock Purchase Agreement, unless the Committee determines otherwise.

8. STOCK BONUSES.

         8.1 Awards of Stock Bonuses. A Stock Bonus is an award of Shares for extraordinary services rendered to the Company or any Parent or Subsidiary of the Company. A Stock Bonus will be awarded pursuant to an Award Agreement (the "Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement (the "Performance Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent or Subsidiary and/or individual performance factors or upon such other criteria as the Committee may determine.

         8.2 Terms of Stock Bonuses. The Committee will determine the number of Shares to be awarded to the Participant. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Stock Bonus; (b) select from among the Performance Factors to be used to measure the performance, if any; and
(c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Stock Bonus, the Committee shall determine the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

         8.3 Form of Payment. The earned portion of a Stock Bonus may be paid to the Participant by the Company either currently or on a deferred basis, with such interest or dividend equivalent, if any, as the Committee may determine. Payment of an interest or dividend equivalent (if any) may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

9. PAYMENT FOR SHARE PURCHASES.

         Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

         (a) by cancellation of indebtedness of the Company to the Participant;

         (b) by surrender of shares that either: (1) have been owned by the Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144; or (2) were obtained by the Participant in the public market;

         (c) by waiver of compensation due or accrued to the Participant for services rendered;

         (d) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

            (1) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

            (2) through a "margin" commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

               (f) by any combination of the foregoing.

10. WITHHOLDING TAXES.

         10.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

         10.2 Stock Withholding. When, under applicable tax laws, a participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and will be in writing in a form acceptable to the Committee.

11. PRIVILEGES OF STOCK OWNERSHIP.

         11.1 Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and will have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are issued pursuant to a Stock Award with restrictions, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Stock Award; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's Purchase Price or Exercise Price pursuant to Section 13.

         11.2 Financial Statements. The Company will provide financial statements to each Participant prior to such Participant's purchase of Shares under this Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

12. NON-TRANSFERABILITY.

         Awards of Shares granted under this Plan, and any interest therein, will not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, other than by will or by the laws of descent and distribution. Awards of Options granted under this Plan, and any interest therein, will not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, other than by will or by the laws of descent and distribution, by instrument to an inter vivos or testamentary trust in which the options are to be passed to beneficiaries upon the death of the trustor, or by gift to "immediate family" as that term is defined in 17 C.F.R. 240.16a-1(e). During the lifetime of the Participant an Award will be exercisable only by the Participant. During the lifetime of the Participant, any elections with respect to an Award may be made only by the Participant unless otherwise determined by the Committee and set forth in the Award Agreement with respect to Awards that are not ISOs.

13. REPURCHASE RIGHTS.

         At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all of the unvested Shares held by a Participant following such Participant's Termination Date. Such repurchase by the Company shall be for cash and/or cancellation of purchase money indebtedness and the price per share shall be the Participant's Exercise Price or Purchase Price, as applicable.

14. CERTIFICATES.

         All certificates for Shares or other securities delivered under this Plan will be subject to such stop transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

15. ESCROW; PLEDGE OF SHARES.

         To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates.

16. EXCHANGE AND BUYOUT OF AWARDS.

         The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

17. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.

         An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

18. NO OBLIGATION TO EMPLOY.

         Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

19. CORPORATE TRANSACTIONS.

         19.1 Assumption or Replacement of Awards by Successor. In the event of
(a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) refuses to assume or substitute Awards, as provided above, pursuant to a transaction described in this Subsection 19.1, (i) the vesting of any or all Awards granted pursuant to this Plan will accelerate upon a transaction described in this Section 19 and
(ii) any or all Options granted pursuant to this Plan will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines. If such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate at such time as determined by the Committee.

         19.2 Other Treatment of Awards. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 19, in the event of the occurrence of any transaction described in Section 19.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

         19.3 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company's award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to
Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

20. ADOPTION AND STOCKHOLDER APPROVAL.

         This Plan will become effective on the date on which it is adopted by the Board (the "Effective Date"). Upon the Effective Date, the Committee may grant Awards pursuant to this Plan. The Company intends to seek stockholder approval of the Plan within twelve (12) months after the date this Plan is adopted by the Board; provided, however, if the Company fails to obtain stockholder approval of the Plan during such 12-month period, pursuant to
Section 422 of the Code, any Option granted as an ISO at any time under the Plan will not qualify as an ISO within the meaning of the Code and will be deemed to be an NQSO.


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21. TERM OF PLAN/GOVERNING LAW.

         Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board or, if earlier, the date of stockholder approval. This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

22. AMENDMENT OR TERMINATION OF PLAN.

         The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval.

23. NONEXCLUSIVITY OF THE PLAN.

         Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

24. ACTION BY COMMITTEE.

         Any action permitted or required to be taken by the Committee or any decision or determination permitted or required to be made by the Committee pursuant to this Plan shall be taken or made in the Committee's sole and absolute discretion.



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